Exhibit 99.1

Scaling A Clean Energy Power Producer Spartan Investor Conference New York November 4, 2024 Vincent Browne - CEO NASDAQ: ALCE

Alternus Clean Energy - Overview High Growth High Returns Low Risk • Massive ‘Total Addressable Market’ as renewable power replaces fossil fuels • Solar is lowest cost of new energy • Energy independence and climate drive demand across core target regions • Projects enjoys high operating margins (typically, >80%+) • Predictable recurring revenue enables efficient use of leverage • Assets produce predictable recurring revenues for decades once operational Compelling ESG Investment Why Renewables Transatlantic Clean Energy IPP Develops, constructs and owns solar and storage projects in Europe and in the U . S . Europe and the US Market Focus Demand for renewable power sources is strengthening due to the passage of the Inflation Reduction Act (“IRA”) in the US, and energy dislocation in Europe Moving to Become a More Comprehensive Energy Provider Planned Partnerships and Joint Ventures with expert management teams in high growth sectors will broaden and diversify markets Dynamic & Strategic Management Team – Enhanced with Partnerships Proven project origination, delivery, operation and financial expertise Capital Efficient Growth Strategy Continued expansion of development pipeline with substantial embedded equity value plus value accretive strategic joint ventures delivering sustained growth going forward Alternus Clean Energy Inc. Nasdaq: ALCE

Operate Across all Elements of the Renewable Project Value Chain

High Value 'Build-to-Own' Business Model

Reduces Capex
& Increases Certainty of Business Growth

Locks in equity significant equity gains



~$5k/MW
~$25k/MW
~$50k/MW
~$100k/MW
~$125k/MW
~$150k/MW
~$250k/MW
~$350k/MW
~$50k/ MW
1 Land Control
2 Environmental Studies
3 Permits Secured
4 Grid Secured
5 Offtake Contracts
6 Ready-to-Build ('RTB') Construction Prep
7 Construction
8 Operations
Land lease and options payments & legal costs
Environment studies
Permitting and Municipality
Grid Access Secured
Investment Grade Offtake Contracts
Equipment & Resource allocation
Construction of parks and connection to grid
EBITDA Generation Asset Management
PROJECT DEVELOPMENT ("Project Rights")
INSTALLATION
ASSET MANAGEMENT
European strategy –develop to own – select countries
US projects – focus on construction ready

ALTERNUS CLEAN ENERGY

Notes : (1) Forward looking information included in this slide should not be viewed as guidance. This is provided for illustrative purposes only. Such information relates to potential estimated results based on specific assumptions and not to the Company's actual expected results. For more information on forward looking statements see Slide 2 of this presentation.

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Plenty of Room to Grow Sources: Europe Report: Solar Power Europe EU market Outlook 2022 & US: Report: 2022_Year_in_Review___Solar_Market_Insight - Wo od MacKensie for SEAI 4 The Expansion of Renewable Power is Experiencing a Significant Boost as Countries Prioritize the Enhancement of Energy Security • The European Commission’s REPowerEU pledge to end Europe’s dependence on Russian fossil fuels also includes a new EU solar target of 750 GWdc by 2030. • Under solar Power Europe’s EU market outlook Medium Scenario, during the years 2023 to 2026, new additions will bring around 275.2 GWp to reach 484.1 GWp of total installed capacity by the end of 2026. Passing of the Inflation Reduction Act (IRA) has had a Substantial Positive Impact on Long - term Solar Forecasts • Wood Mackenzie forecasts that 139 GWdc of total utility - scale installations will be added between 2023 and 2027 and 429 GWdc will be added over the next decade in their base case projections from 2023 to 2033. • This represents a substantial increase and demonstrates the promising future of the solar sector +257 GWdc by 2026 Europe Total Addressable Market +139 GWdc of Utility Scale by 2027 U.S. Total Addressable Market As illustrated by Utility Scale market dynamics below

• Unprecedented Spike in Interest Rates • Supply Chain Bottlenecks & Rampant Inflation in Construction Costs • Volatile Energy Markets • Grid Constraints + High Connection Costs • Deterioration in Equity Value in Assets • Uneconomic ‘Stranded’ Projects • Little Equity Interest & Low Market Sentiment Have Faced Challenging Market Dynamics Since 2022 5 • Unprecedented Regulatory Supports • Inflation Reduction Act in US • Strive for Energy Security and Independence in Europe • Net Zero Demands from Corporates • Increasing Power Demands • Driven by Growth of AI • Reshoring of Industrial Power Usage • Stabilized and Reducing Interest Rates • Those who survive should thrive Reasons for Optimism

2024 Focus Has Been To Address Business Risks & Position for Future Growth Within New Market Paradigm

Divestment of Non-Economic Assets

De-Lever Balance Sheet

Removed approximately $160M in debt

Improved equity position by c.$50M

Rationalized Headcount and reduced core SGA costs by c. 50%

Focus on High Return Projects

Get More From Less

Increased US focus to optimize use of IRA

Focus on bringing Italian 217MW portfolio to operation - c.$50M equity value embedded once operational

Ensure Nasdaq Compliance

Remove Listing Risks

Completed reverse stock split

Plan to meet shareholder equity requirement during Q4 2024

Widen Revenue Base

Enter Complimentary Market Segments

Announced new Joint Venture to enter Microgrid segment (60MW pipeline) (51/49)

Planned expansion to BESS activities

Compliments exiting Utility Scale business

Become a more Comprehensive Clean Energy Co.

Via Strategic Partnerships

Have identified and progressed additional JV and partnership opportunities in additional high growth high value market segments

Will broaden revenues and profit generation

ALTERNUS CLEAN ENERGY

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Becoming A More Comprehensive Energy Provider

Strategically Positioning To Address Massive Electricity Demand From AI/Data Centers, Onshoring Of US Manufacturing, and Electrification

Utility Scale Solar

Proven track record in acquiring & operating diverse portfolios of grid connected solar projects

Core focus on accretive US (IRA supported) construction ready projects with reduced owner equity required

Italy development projects have full equity payback in c.1 year

2+ years average timescales to revenues

Microgrids

Off grid (behind the meter) renewable energy generation. Planned JV with Hover energy to bring patented rooftop mounted wind turbines, solar, storage and AI based management solutions to end customers

Complementary segment to Utility scale. Alternus brings public markets, financing and owner/operator expertise while Hover brings sector expertise and 60+ MW pipeline

Typically, less than 1 year to revenues

Battery Storage

In discussions to acquire construction ready BESS (Battery Storage) projects in the US. Large pipeline identified

Plan to enhance Alternus capabilities by adding group of industry veterans with deep technology knowledge and industry reach

Supports both utility-scale and microgrid segments

Typically, less than 1 year to revenues

Others (TBA)

Initial terms agreed for additional joint ventures in new market segments to support Alternus' strategic move to becoming a more comprehensive and diverse power provider

Partners are expert companies with proven technologies and business models for funded and derisked projects that are immediately accretive to shareholder value on completion

Building Partnerships And Capabilities To Unlock Growth And Drive Scale In Additional Renewable Energy Segments

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ALTERNUS CLEAN ENERGY

Key Milestones Targeted to Achieve Self Sustaining Growth



2026

- Italian portfolio to reach operation – c. $25mm ARR[1]
- 100MW of BESS and Solar installed in US - c. $15mm ARR[2]
- Grow Microgrid revenues to $50mm annually
- Bring planned additional JV projects to revenue

2025

- First revenues generated in Microgrid segment accretive to ALCE
- Achieve construction on initial BESS projects in US
- Start construction of Italian development portfolio (217MW)
- Complete additional JV's and enter new accretive market segments

Q4 2024

- Complete Hover Joint Venture and enter Microgrid market
- Add inhouse BESS capabilities – agree terms on battery projects acquisition
- Continue Balance Sheet Deleverage Program
- Remove any Nasdaq listing risk

Notes: (1) Assumes full portfolio of 217MW reach operation status during 2026 and produce the level of energy predicted at expected energy rates in the simulation. (2). Assumes that projects reach operation within 2026 and at energy rates used in the current simulation. Please see Forward Looking Statements in the Disclaimers.

ALTERNUS CLEAN ENERGY

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THANK YOU

Disclaimer Safe Harbor Disclaimer for Forward - Looking Statements This presentation has been prepared by management of Alternus Clean Energy, Inc . (f/k/a/ Clean Earth Acquisition Corp . , and together with its subsidiaries, collectively “Alternus” or the “Company”) and does not constitute a prospectus, and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or any applicable exemptions therefrom . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, none of Alternus or its respective affiliates, directors, officers, employees, shareholders or agents makes any representation or warranty with respect to the accuracy of such information . Forward Looking Statements Certain statements in this Presentation may constitute “forward - looking statements” within the meaning of the Section 27 A of the Securities Act and Section 21 E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Alternus . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward looking information words such as “intends”, “believes”, "expects," "anticipates,", "plans," "estimates," "should," "likely" or similar expressions reflecting something other than historical fact are intended to identify forward - looking statements but are not the exclusive means of identifying such statements . Forward - looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all . Such statements include, but are not limited to, statements about the benefits to the value of Alternus's stock . Such forward looking statements are based upon the current beliefs and expectations of Alternus's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Alternus . Actual results may differ materially from the results anticipated in these forward - looking statements . Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward - looking statements include and are not limited to : the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks) ; the impact of decreases in spot market prices for electricity ; dependence on acquisitions for growth in Alternus’ business and inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business ; risks relating to developing and managing renewable solar projects ; risks relating to PV plant quality and performance ; risks relating to planning permissions for solar parks and government regulation ; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business) ; the need for financing in order to maintain future profitability ; lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs ; Alternus’ limited operating history ; risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally ; the outcome of any potential litigation, government and regulatory proceedings, investigations or inquiries ; a financial or liquidity crisis ; the risk of global and regional economic downturns ; the projected financial information, anticipated growth rate, and market opportunity of Alternus ; various environmental requirements ; retention or recruitment of executive and senior management and other key employees ; the ability of the Company to maintain an effective system of internal controls over financial reporting ; the ability of the Company to manage its growth effectively ; the ability of the Company to achieve and maintain profitability in the future ; the ability of the Company to access sources of capital to finance operations and growth ; the success of strategic relationships with third parties ; the effects of inflation, and changes in interest rates ; an economic slowdown, recession or contraction of the global economy ; a financial or liquidity crisis ; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns ; the status of debt and equity markets (including market volatility and uncertainty) ; general business and economic conditions ; the performance of financial markets and interest rates ; the ability to obtain government approvals ; and possible delays in government approvals . These factors are further stated, but are not limited to, as are (a) set forth in the sections entitled “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in the Company’s Form S - 1 filed on January 19 , 2024 , and under similar headings in subsequent filings with the SEC, and (b) associated with companies like the Company that operate in the energy industry . Nothing in this Presentation should be regarded as a representation that any forward - looking statement set forth herein, or the results of any forward - looking statement, will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward - looking statement herein to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based . This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company . Interpretation of guidance of federal programs described herein is subject to further interpretation, guidance and change, and, as such, should only be interpreted with the assistance of a qualified professional . 10

Disclaimer (continued) 11 Financial Information ; Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Alternus’ financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the presentation of these measures may not be comparable to similarly - titled measures used by other companies . Alternus believe these non - GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Alternus’ financial condition and results of operations . Alternus believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Alternus’ financial results with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Alternus is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward - looking non - GAAP financial measures is included . Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . Certain other amounts that appear in this Presentation may not sum due to rounding . Use of Projections Independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Alternus or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data This Presentation includes certain information and statistics obtained from third - party sources . Alternus has not independently verified the accuracy or completeness of any such third - party information . Management estimates are derived from publicly available information released by independent industry analysts and other third - party sources, as well as data from the Company's internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company's experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable . In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company's future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company . Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed . Forecasts and other forward - looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward - looking statements in this presentation . Trademarks This Presentation contains trademarks, trade names and copyrights of Alternus, and other companies, which are the property of their respective owners . Additional Information about the Company and Where to Find It You are encouraged to read the Company’s reports and other documents filed with the SEC . Such reports and other documents may be obtained free of charge at the SEC’s website at www . sec . gov .